Chapman and Cutler LLP 111 West Monroe Street Chicago, Illinois 60603-4080

April 27, 2012

Securities and Exchange Commission
100 F Street, N.E.
Washington, D.C.  20549

Re:Incapital Unit Trust, Series 2 (the “Fund”)

Ladies and Gentlemen:

Enclosed please find a copy of the Amendment No. 2 to the Registration Statement on Form S‑6 for the registration under the Securities Act of 1933, as amended (the “Securities Act”), of units representing the ownership of interests in the subject Fund.  This Amendment No. 2 to the Registration Statement is filed on April 27, 2012, on behalf of Incapital LLC (the “Sponsor”).

Inasmuch as the Fund is not yet operative, no filings have been required under any of the acts administered by the Securities and Exchange Commission (the “Commission”).  Therefore, for purposes of Securities Act Release No. 5196 there are no delinquencies to be reported or other references to be made to filings under the Securities Exchange Act of 1934, as amended.

No notification of registration or Registration Statement under the Investment Company Act of 1940, as amended (the “1940 Act”), is currently being submitted to the Commission, as the filings under the 1940 Act (File No. 811-22581) are intended to apply not only to that series of the Fund, but to all “subsequent series” as well.

The Fund is expected to be comprised of the following unit investment trust: Zacks Select Equities Blend Portfolio, 2Q 2012.

We are advised that the Sponsor proposes to deposit securities and to activate the subject Fund as soon as practicable after the effective date of the Registration Statement.

In the event that you may have any questions with regard hereto or if there is any way which we can be of assistance, please do not hesitate to telephone Morrison C. Warren (312) 845-3484.

Very truly yours,

/s/ Chapman and Cutler LLP
Chapman and Cutler LLP